UNITED STATES
SECURITIES AND EXCHANGE COMMSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

SYNERGX SYSTEMS INC.
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
5)  Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1) Amount previously paid:
      2) Form, Schedule or Registration Statement No.:
      3) Filing Party:
      4) Date Filed:

February 28, 2007

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of the Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx") to be held at the offices of Dolgenos Newman & Cronin LLP, 271 Madison Avenue, 12th Floor, New York, New York 10016, on March 28, 2007at 11:00 a.m.

At the meeting you will be asked to consider and vote upon (a) the election of seven (7) Directors to Synergx's board of directors; (b) the appointment of Marcum & Kliegman LLP as Synergx's Auditors for the fiscal year ending September 30, 2007 and (c) any other business that properly comes before the meeting or any adjournments or postponements thereof.

Your vote is important. We urge you to complete, sign, date and return the enclosed proxy card promptly in the accompanying prepaid envelope. You may, of course, attend the Meeting and vote in person, even if you have previously returned your proxy card.

                                         Sincerely yours,

                                        Daniel S. Tamkin,
                                        Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on March 28, 2007

To the Stockholders of
Synergx Systems Inc.

Notice is hereby given that the Annual Meeting of Stockholders of Synergx Systems Inc., a Delaware corporation ("Synergx" or the "Company") will be held at 11:00 a.m., local time, on March 28, 2007 at the offices of Dolgenos Newman & Cronin LLP, 271 Madison Avenue, 12th Floor, New York, New York, for the following purposes:

(1) To consider and vote upon the election of the board of directors consisting of seven (7) persons to serve until the next annual meeting of the stockholders;

(2) To consider and vote upon a proposal to ratify the selection of Marcum & Kliegman LLP as Synergx's independent auditors for the fiscal year ending September 30, 2007;

(3) To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Although all stockholders are invited to attend the Annual Meeting, only stockholders of record at the close of business on February 21, 2007, are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to examination by stockholders during regular business hours at the Company's principal executive offices from February 28, 2007, through the Annual Meeting date and at the Annual Meeting.

By Order of the Board of Directors

                                            John A. Poserina
                                            Secretary, Synergx Systems Inc.
February 28, 2007
Syosset, New York

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

PROXY STATEMENT
SYNERGX SYSTEMS INC.

SOLICITATION OF PROXIES

The accompanying Proxy is solicited on behalf of the board of directors of Synergx Systems Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Wednesday, March 28, 2007, at 11:00 a.m. Eastern Standard Time, or any adjournment thereof, at the offices of Dolgenos Newman & Cronin LLP, 271 Madison Avenue, 12th Floor, New York, New York. The approximate date on which proxy materials are first being sent to stockholders is February 28, 2007.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers, directors, and regular employees of the Company may, without additional compensation, use their personal efforts to solicit proxies by telephone, telecopier or in person. The Company expects to reimburse brokers, banks, custodians and other nominees for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of the Common Stock. Should the Company's management deem it necessary, the Company may also retain the services of a proxy solicitation firm to aid in the solicitation of proxies for which the Company will pay a fee not expected to exceed $5,000 plus reimbursement for out-of-pocket expenses.

Vote Required

The election of the Company's directors requires a plurality of the votes represented in person or by proxy at the Annual Meeting. The proposal to ratify the appointment of Marcum & Kliegman LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2007 will be approved if it receives the affirmative vote of the majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting.

Effect of an Abstention and Broker Non-Votes

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or any other proposal. Consequently, abstentions will have no affect on the vote required to approve the nominees for director or the other proposals being considered at the Annual Meeting.

If you hold shares of our common stock in your broker's name (sometimes called "street name" or "nominee name"), then you must provide voting instructions to your broker. If you do not provide instructions to your broker, your shares will not be voted on any matter on which your broker does not have discretionary authority to vote for you. A vote that is not cast for this reason is called a "broker non-vote." We will treat broker non-votes as shares present for the purpose of determining whether a quorum is present at the meeting, but we will not consider them present for purposes of calculating the vote on a particular matter, nor will we count them as a vote FOR or AGAINST a matter or as an ABSTENTION on the matter.

Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy in the envelope provided. Shares of Common Stock par value $.001 per share ("Common Stock") represented by the accompanying proxy will be voted if the proxy is properly executed and is received by the Company prior to the time of voting. Sending in a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. The Company's principal executive offices are located at 209 Lafayette Drive, Syosset, New York 11791.

Proxies may be revoked at any time prior to the voting thereof by written notice mailed or delivered to the Secretary, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation by request in person at the Annual Meeting, but if not so revoked, the shares represented by such proxy will be voted in accordance with the authority conferred by such proxy. Where specific choices are not indicated on the proxy, proxies will be voted in accordance with the recommendations of the board of directors.

ANNUAL REPORT

The Annual Report to Stockholders covering operations of the Company for the fiscal year ended September 30, 2006, including financial statements, is enclosed herewith and is incorporated herein by reference. FORM 10-KSB, THE ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE TO STOCKHOLDERS UPON WRITTEN REQUEST TO THE SECRETARY, SYNERGX SYSTEMS INC., 209 LAFAYETTE DRIVE, SYOSSET, NEW YORK 11791.

OUTSTANDING VOTING SECURITIES AND RECORD DATE

Only stockholders of record at the close of business on February 21, 2007 will be entitled to notice of and to vote at the Annual Meeting, each share being entitled to one vote. Common Stock is the only class of capital stock which has been issued by the Company. As of the close of business on January 26, 2007, there were 5,210,950 outstanding shares of Common Stock entitled to be voted at the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company's outstanding Common Stock at February 13, 2007 of (i) each beneficial owner of more than five percent of the Common Stock, (ii) each of the Company's Directors, and (iii) all Officers and Directors of the Company as a group.

Common Stock Beneficially Owned At January 26, 2007

Name and Address of Beneficial Owner	Number of Shares	Percent of Shares
Firecom, Inc.(1)	1,352,544	25.97%
Heartland Advisors Inc. (2)	465,600	8.93%
Daniel S. Tamkin (3)	245,468	4.69%
John A. Poserina (4, 5)	52,334	nil
Mark I. Litwin (6)	5,000	nil
J. Ian Dalrymple (7)	5,000	nil
Harris Epstein (8)	5,000	nil
All Executive Officers and Directors as a Group (5 persons)	312,802	5.94%

(1) Address is 3927 59th Street, Woodside, NY. On January 25, 2007, Firecom Inc. purchased, in a private transaction, 889,540 shares previously reported as owned by Genterra Inc. Mr. Paul Mendez is the Chairman of the board of directors and controlling shareholder of Firecom, and for purposes of Rule 13d-3 may be deemed the beneficial owner of such Shares deemed to be beneficially owned by Firecom. Thus, Mr. Mendez may be deemed, for purposes of Rule 13d-3, to be the beneficial owner of 1,352,544 Shares of the Issuer. Mr. Mendez has shared voting power over 1,352,544 Shares of the Issuer and he has shared dispositive power over 1,352,544 Shares. Mr. Mendez disclaims any economic interest or beneficial ownership of these Shares.
(2) Address is 789 North Water Street, Suite 500, Milwaukee, WI 53202
(3) Includes 20,000 shares of Common Stock issuable upon exercise of options granted by the Company. Address is 271 Madison Avenue, New York, NY 10016.
(4) Address is 209 Lafayette Drive, Syosset, NY 11791.
(5) Includes 20,000 shares of Common Stock issuable upon exercise of options granted by the Company.
(6) Address is 106 Avenue Road, Toronto, Ontario.
(7) Address is 3650 Victoria Park Avenue, Suite 200, Ontario.
(8) Address is 375 Sylvan Avenue, Suite 39, Englewood Cliffs, NJ

PROPOSAL NO. 1
ELECTION OF DIRECTORS

    Seven (7) directors will be elected to hold office until the next Annual Meeting of Stockholders and until their successors have been elected and duly qualified. The persons named on the accompanying proxy will vote all shares for which they have received proxies for the election of the nominees named below unless contrary instructions are given. The directors up for election are elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of the shares represented and entitled to vote in the election. Thus, assuming a quorum is present, the person or persons receiving the greatest number of votes “FOR” will be elected to serve as a member of the board. Accordingly, abstentions and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If the nominee should be unable or unwilling to serve as a director, an event that is not anticipated, the proxies will be voted for a substitute nominee designated by the board.

NOMINEES

The name, age and position with the Company of each nominee for director of the Company is listed below, followed by summaries of the background and principal occupations.

NAME	AGE	OFFICE	DATE SERVICE COMMENCED
Daniel S. Tamkin	47	Chairman, Chief Executive Officer, General Counsel, Director	October 1990
John A. Poserina	66	Treasurer, Vice President, Chief Financial Officer, Secretary and Director	January 1997
J. Ian Dalrymple	55	Director and Audit Committee	May 2002
Mark I. Litwin	44	Director and Audit Committee	May 2002
Harris Epstein	69	Director and Audit Committee	July 2005
Peter Barotz	78	Director
Orhan Sadik-Khan	77	Director

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Information Concerning Current Directors and Nominees for Director

Daniel S. Tamkin

Mr. Tamkin has a J.D. degree from New York University School of Law and an A.B. degree from Columbia University. Mr. Tamkin has been Chief Executive Officer since March 15, 1996, prior to which Mr. Tamkin was Vice President and General Counsel of the Company from October 1990. Also since October 1990, Mr. Tamkin has been Executive Vice President of Forum Financial Corporation, a Toronto based merchant banking organization. Since November 1998, Mr. Tamkin has been a Director, President and Chief Operating Officer of The Cambridge Towel Corporation, a manufacturer and marketer of textile products. Mr. Tamkin is presently Counsel to Dolgenos Newman & Cronin LLP, counsel to the Company. Mr. Tamkin devotes a portion of his time working on behalf of these other entities.

John A. Poserina

Mr. Poserina joined the Company as Treasurer, Vice President, Chief Financial Officer and Director as of January 1, 1997. From December 1995 until he joined the Company, Mr. Poserina was an independent financial consultant. Also, from July 1996 to September 1996, Mr. Poserina was Chief Financial Officer of Happiness Express Inc. Mr. Poserina was Chief Financial Officer of Dorne and Margolin Inc. from November 1994 to December 1995. Prior to that, Mr. Poserina spent 15 years as Vice President, Treasurer and Chief Financial Officer of Chryon Corporation, which was a NYSE listed company registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. Poserina holds a Bachelor of Science degree in accounting from the University of Rhode Island and is a Certified Public Accountant.

J. Ian Dalrymple

    Mr. Dalrymple has a Bachelor of Commerce degree and a Masters of Arts in Economics from the University of Toronto. From 1990, Mr. Dalrymple has been a director of: Nigel Stephens Counsels Inc., an Ontario corporation, which provides investment and portfolio management services; NSC Holdings Inc., an Ontario corporation, which provides investment research and client administrative services; and Fordal Holdings Inc., an Ontario corporation which provides trading, settlement and related services to portfolio management firms. In October, 2005, Mr. Dalrymple became Chairman and Chief Investment Officer of Northwood Stephens Private Counsel Inc. Mr. Dalrymple is also a director of West Park Heathcare Centre Foundation, a foundation with focus on West Park Health Centre. In addition, Mr. Dalrymple has been, since 1993, a director of Nafund Inc., an Ontario investment corporation and, since 1996, a director of Nafund Administrators Inc., an Ontario corporation originating merchant banking investments and advisory services and since 2006, a director of Consolidated Mercantile Inc. which is an Ontario corporation registered under the Exchange Act.
.

Mark I. Litwin

Mr. Litwin has a Bachelor of Arts and a Masters in Business Administration from York University in Toronto, Canada. Since 1990, Mr. Litwin has been the President, Chief Executive Officer and a director of Genterra Inc. an Ontario corporation which is registered under the Exchange Act.

Harris Epstein

Mr. Epstein is the founder and President of the Lender Relationship Group which provides consulting services to the lending community in the areas of due diligence, loan origination, manual preparation and general consulting. Mr. Epstein has 45 years experience in banking and asset lending.

Peter Barotz

Mr. Barotz has been the President of Panda Capital Corporation, a private financial services company, for the past 27 years. He has been a director of General Bearing Corp. since December 30, 1997.

Orhan Sadik-Khan

    Mr. Sadik-Khan is President of ADI Corporation, a management consulting firm and, since July 2002, a director of Access Worldwide Communications Inc., a Delaware corporation which is registered under the Exchange Act. From 1986 to 2000, Mr. Sadik-Khan was a Managing Director of UBS PaineWebber, Inc., a wealth management company, and after his retirement he rejoined ADI Corporation which he had founded 25 years earlier. For 13 years, Mr. Sadik-Khan worked at Norton Simon, Inc., a multinational consumer products and services company, as Senior Vice President and Head of Corporate Development. Mr. Sadik-Khan was also a founding shareholder of Nextel Communications, Inc., a nationwide provider of mobile telecommunications services.

The board has determined that the following named nominees, if elected, will be “independent” as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards: J. Ian Dalrymple, Mark Litwin, Harris Epstein, Peter Barotz and Orhan Sadik-Khan.

    There are no family relationships between any Director or Executive Officer of Synergx and any other Director or Executive Officer of Synergx.

Directors hold office for a period of one year from the Annual Meeting of Stockholders at which they are elected or until their successors are duly elected and qualified. Officers are appointed by the board of directors and hold office at the will of the Board.

There were eight meetings of the board of directors of the Company during the fiscal year ended September 30, 2006 (some actions were taken by unanimous consent).  During fiscal 2006, each board member attended at least 75% of the aggregate number of meetings of the board and the committee of the board on which he served.

During the fiscal year ended September 30, 2006, non-employee directors were compensated at a rate of $2,000 annually plus $100 for each meeting attended.

Nominating Committee

We have not established a Nominating Committee nor have we adopted a charter for the nominating process. Currently, the entire board performs the functions of a nominating committee, including identifying individuals qualified to become board members, recommending nominees to fill vacancies in the membership of the board as they occur and, prior to each annual meeting of stockholders, recommending director nominees for election at such meeting, and making recommendations concerning the size and composition of the board. Board candidates are considered based upon various criteria, such as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, and any other factors appropriate in the context of an assessment of the needs of the board at that time. In addition, the board will consider whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

The board has the sole authority to retain, compensate and terminate any search firm or firms to be used in connection with the identification, assessment, and/or engagement of directors and director candidates. No such firm has been retained by the Company in the past.

The board will consider proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration. The Company has not adopted a formal process because it believes that the informal consideration process has served the board's and the stockholders' needs. The board intends to review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a proposed name for board consideration, the name of that nominee and related personal information should be forwarded to the board, in care of the corporate Secretary, at least six months before the next annual meeting to assure time for meaningful consideration by the board. Two nominees were recommended by a security holder.

Stockholder Communication with Board Members

Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which stockholder communications which are received by the Secretary for the board's attention are forwarded to the board, has served the board's and the stockholders' needs. In view of recently adopted Securities and Exchange Commission disclosure requirements relating to this issue, the board may consider development of more specific procedures. Until any other procedures are developed and posted on the Company's corporate website, any communications to the board of directors should be sent to it in care of the Secretary.

    The Company has no policy on attendance by directors at the annual meeting of stockholders, although the By-Laws provide that the annual meeting of directors shall be held as soon as possible after the annual meeting of stockholders.

AUDIT COMMITTEE

The board of directors has a standing audit committee, with a written charter, which currently consists of Messrs. Mark I. Litwin, J. Ian Dalrymple, and Harris Epstein. During fiscal 2006, the Audit Committee held four meetings.

The board of directors has determined that Mr. Litwin and Mr. Epstein each qualifies as a financial expert and that each of Messrs. Litwin, Dalrymple and Epstein is an "independent director," as such term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

Report of the Audit Committee

The following "Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 (Securities Act), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees," as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accountants their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

Mark I. Litwin, Chairman
J. Ian Dalrymple
Harris Epstein

MANAGEMENT

The following table sets forth certain information with respect to the Executive Officers of the Company:

NAME	AGE	OFFICE	DATE SERVICE COMMENCED
Daniel S. Tamkin	47	Chairman, Chief Executive Officer, General Counsel, Director	October 1990
John A. Poserina	66	Treasurer, Vice President, Chief Financial Officer, Secretary and Director	January 1997
Albert S. Koenig	46	President of Casey Systems Inc.	October 2005

    Mr. Tamkin's biographical information is included under "Information Concerning Current Directors and Nominees for Directors" in this Proxy Statement.

    Mr. Poserina's biographical information is included under "Information Concerning Current Directors and Nominees for Directors" in this Proxy Statement.

    Mr. Koenig’s career has included being an engineer for a consulting firm, project manager for an electrical contractor, Regional Life Safety Systems Manager for ADT and General Manager of Casey Systems Inc. to his current position as President of Casey Systems Inc. Mr. Koenig holds a NICET Level 4 certificate in fire alarm, NYS Security Installation license and attended Manhattan College School of Electrical Engineering. He is experienced in the Design, Installation and Service of a wide variety of systems for the private and public sector including CCTV, Access Control, Security, Public Address, Motor Control, Energy Management, HVAC, Lighting Control, Networking, CATV, Intercom, Fire Alarm and Fire Suppression. During his 25 year career, he has worked with or consulted for organizations including NYCT, Metro North, DEP, DOT, DOB, NYPA, FDNY, NYC Mayor’s Committee, and numerous Fortune 500 companies.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to compensation paid or accrued by the Company for services rendered to it for each of the three fiscal years ended September 30, 2006, as to Daniel S. Tamkin, the Company's present Chief Executive Officer; John A. Poserina, the Company's Chief Financial Officer and Secretary ; Joe Durham, the President of General Sound (Texas) Company; Albert Koenig, the President of Casey Systems Inc.; Joseph Vitale, the Company’s former President and Chief Operating Officer and; none of the Company's other Executive Officers had aggregate remuneration in excess of $100,000.

SUMMARY COMPENSATION TABLE

	ANNUAL COMPENSATION			LONG TERM COMPENSATION
NAME/YEAR	Salary ($)	Bonus($)	Other($)	Option/SAR	All Other Compensation
Daniel S. Tamkin			(1)
2006	$183,000	$ -	$15,000
2005	130,000	-	2,000
2004	111,000	20,000	2,000
John A. Poserina			(2)
2006	$184,000	$ -	$24,000
2005	172,000	14,000	17,000
2004	168,000	20,000	9,000
Joe A. Durham
2006	$ 91,000	$ -	$ -
2005	146,000	15,000	1,000
2004	146,000	10,000	1,000
Albert Koenig			(3)
2006	$186,000	$ -	$27,000
2005	136,000	16,000	28,000
2004	59,000	8,000	15,000
Joseph Vitale
2006
2005	$163,000	-	$ 9,000
2004	156,000	-	9,000

(1) Includes the following:	2006	2005	2004
Auto	$12,000	$-	$-
Medical	$3,000	$2,000	$2,000

(2) Includes the following:	2006	2005	2004
Auto	$7,000	$7,000	$7,000
Medical	$3,000	$2,000	$2,000
Vacation	$14,000	$8,000	$-

(3) Includes the following:	2006	2005	2004
Auto	$10,000	$9,000	$4,000
Medical	$1,000	$1,000	$-
Vacation	$16,000	$18,000	$11,000

The following table details, as of September 30, 2006, the number and value of option exercises and value of unexercised in-the-money options held by Daniel S. Tamkin, John A. Poserina, and Albert Koenig.

	Number of Shares Acquired On Exercise	Value Realized	Number of Underlying Unexercised Options Securities		Value of Unexercised In-The-Money Options(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Daniel S. Tamkin			4,000	16,000	$	$
John A. Poserina			4,000	16,000	$	$
Albert Koenig			4,000	16,000	$	$

(1) Net value, calculated as the difference between the exercise price and the market price reported for January 24, 2007 ($1.72-bid, $1.75-ask ). Net value was below the exercise price of $2.50 per share.

In March 2004, the Company and its stockholders adopted a nonqualified stock option plan ("2004 Plan"), which will expire March 10, 2009, except as to options outstanding under a prior 1997 Plan. Under the 2004 Plan, the board of directors may grant options to eligible employees at exercise prices not less than 100% of the fair market value of the common shares at the time the options are granted. The number of shares of Common Stock that may be issued shall not exceed an aggregate of up to 10% of the Company's issued and outstanding shares from time to time. Options vest at a rate of 20% per year commencing one year after date of grant. Issuances under the 2004 Plan are to be reduced by options outstanding under the prior 1997 nonqualified stock option plan.

In February 2005, the board of directors approved a grant of 130,000 stock options with a fair market value of $157,094 to certain employees, officers and directors of the Company under the 2004 Plan. The stock options are exercisable at $2.50 per share, which exercise price was above the market price at the time of grant.

The Company currently has issued and outstanding options to purchase 108,000 shares of its Common Stock, at an exercise price of $2.50 per share, to certain of its officers, Directors and employees. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

In December 1995, the board of directors voted to institute a 401(k) plan for nonunion employees to be effective January 1, 1996. The plan includes a profit sharing provision at the discretion of the board of directors. There was no profit sharing contribution in 2006 and in 2005 the board of directors approved a payment totaling $41,000 for participants of the non-union 401(k) plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act (“SEC”) of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based on its review of the copies of such forms received by it, the Company believes that, during Fiscal 2006, all filing requirements applicable to its officers, directors and greater than ten-percent shareholders were met.

Code of Business Conduct and Ethics

On January 24, 2005, the Company adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees in the performance of their responsibilities with respect to the Company's business. The Company's Code of Business Conduct and Ethics is available on the Company's website at www.synergxsystems.com under the Corporate Governance section, and are available in print to any shareholder upon written request to the Secretary of the Company.

Certain Relationships and Related Transactions

In 1985, Casey Systems Inc, a wholly owned subsidiary of the Company, entered into a royalty agreement with Joseph Vitale, prior to his becoming the President and Chief Operating Officer of the Company. The agreement pays Mr. Vitale a royalty on certain systems marketed and serviced by Casey. Effective January 2006, the royalty agreement with Mr. Vitale was amended to provide a fixed amount of $100,000 per year for a term of five (5) years. at which time the agreement terminates. For the fiscal year ended September 30, 2006 Casey Systems paid $93,963 to Mr. Vitale pursuant to the terms of the agreement.

Management believes the foregoing transaction was entered into on terms at least as favorable as could be obtained from unrelated parties negotiating at arms-length.

During Fiscal 2006 and Fiscal 2005, the Company retained its principal auditor, Marcum & Kliegman, LLP to provide services in the following categories and amounts:

	2005	2006
Audit Related Fees	$ 56,250	$ 82,000
Tax Fees	$ 23,000	$ 16,000
All Other Fees	$ 1,091	$ 13,000

PROPOSAL NUMBER 2
RATIFICATION OF SELECTION OF AUDITORS

The board of directors of Synergx selected Marcum & Kliegman LLP as auditors for the fiscal year ending September 30, 2007 subject to stockholder approval by ratification. Marcum & Kliegman LLP has been since September 2000, the independent auditors for Synergx. A representative of Marcum & Kliegman LLP is expected to be present at the Annual Meeting, at which time he or she will be afforded an opportunity to make a statement, and will be available to respond to questions.

The board of directors of Synergx may, in its discretion, direct appointment of new independent auditors at any time during the fiscal year if the Board believes such change would be in the best interests of Synergx and its stockholders. No such change is anticipated.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF MARCUM & KLIEGMAN LLP FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2007.

OTHER BUSINESS

The proxy confers discretionary authority on the proxies with respect to any other business which may come before the Annual Meeting. The board of directors of Synergx knows of no other matters to be presented at the Annual Meeting. The persons named in the proxy will vote the shares for which they hold proxies according to their best judgment if any matters not included in this Proxy properly come before the meeting, unless the contrary is indicated.

STOCKHOLDER PROPOSALS

Any stockholder proposal to be included in the proxy statement and form of proxy relating to the 2008 Annual Meeting of Synergx Stockholders must be received by the close of business on November 15, 2007 and must comply in all other respects with the rules and regulations of the Securities and Exchange Commission. Proposals received after that date will be considered untimely. Proposals should be addressed to: Corporate Secretary, Synergx Systems Inc., 209 Lafayette Drive, Syosset, NY 11791.

SHARES SYNERGX SYSTEMS INC. PROXY NO.
209 Lafayette Drive, Syosset, New York 11791

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel S. Tamkin and Dennis P. McConnell as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below and on the reverse hereof, all shares of common stock of Synergx Systems Inc. ("Synergx") held of record by the undersigned on February 8, 2006 at the annual meeting of stockholders of Synergx to be held on March 28, 2007 or any adjournments thereof. The undersigned hereby revokes any proxies heretofore given to vote said shares.

The undersigned hereby acknowledges receipt of Synergx's Annual Report for 2006 and of the Notice of Annual Meeting of Stockholders and attached Proxy Statement dated February 27, 2007.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, and 2.

Please sign exactly as your name appears to the left hereof.
When signing as corporate officer, partner, attorney, administrator, trustee or guardian, please give your full title as such.

Dated                  , 2007

Authorized Signature

Title
Please mark boxes on reverse hereof in blue or black ink. Please date, sign and return this Proxy Card promptly using the enclosed envelope.
- --------------------------------------------------------------------------------

1. Election of Directors.     For all nominees ☐                Withhold Authority ☐
                  listed below (except as               to vote  for all nominees
                      marked to the contrary               listed below
                  below)

(Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Daniel S. Tamkin             Peter Barotz                          Orhan Sadik-Khan       Harris Epstein

John A. Poserina             Mark I. Litwin               J. Ian Dalrymple

2. To ratify the appointment of Marcum & Kliegman LLP as independent public accountants for Synergx for the fiscal year ending September 30, 2007.

For ☐ Against ☐ Abstain ☐